UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2006

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices)

(Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Cameron C. Hitchcock. On May 12, 2006, ADESA, Inc. (the “Company”) issued a press release, a copy of which has been furnished as Exhibit 99.1 to this Report, announcing the appointment of Cameron C. Hitchcock as President of ADESA Dealer Services Group effective June 1, 2006. Dealer Services includes Automotive Finance Corporation (“AFC”) as well as other prospective businesses and ventures the Company may enter into, focusing on providing the Company’s dealer customers with value-added ancillary services and products. Since January 2004, Mr. Hitchcock, 44, has served as an Executive Vice President and the Chief Financial Officer of the Company. Hitchcock will report to A. R. Sales, President and Chief Operating Officer of ADESA, Inc., and will retain the Chief Financial Officer position and responsibilities until such time as the Company has identified a successor. In addition, Mr. Hitchcock will continue serving as an Executive Vice President of the Company.

During 2003, Mr. Hitchcock served as a consultant for private equity opportunities. From 1999 to 2002, Mr. Hitchcock served as Vice President and Treasurer of Lear Corporation, an automotive interior systems supplier. From 1997 to 1999, Mr. Hitchcock was the Corporate Treasurer of Dean Foods Company, a food company, and from 1993 to 1997, Mr. Hitchcock was Vice President, Corporate Finance of Deutsche Morgan Grenfell, an investment banking firm.

Item 7.01. Regulation FD Disclosure.

Bradley A. Todd. On May 12, 2006, the Company issued a press release, a copy of which has been furnished as Exhibit 99.1 to this Report, announcing the appointment of Bradley A. Todd as President of ADESA Auction Services Group effective June 1, 2006. Since April 2005, Mr. Todd, 38, has served as the Chief Operating Officer of ADESA Corporation, LLC, since May 2004 as an Executive Vice President of the Company and since December 2001 as the President of Automotive AFC. Mr. Todd will continue serving as an Executive Vice President of the Company and will no longer be serving as the Chief Operating Officer of ADESA Corporation, LLC or as the President of AFC.

Brian J. Warner. Brian J. Warner, Vice President of the Company and President of ADESA Canada Corporation, is expected to depart the Company after transitioning his duties.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding the Company’s management changes are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. The statements are based on assumptions about important factors including: general business conditions; trends in new and used vehicle sales and incentives, including wholesale used vehicle pricing; economic conditions, including fuel prices, Canadian exchange rate and interest rate fluctuations; competition; trends in the vehicle remarketing industry;  business development activities, including acquisitions; investments in technology; litigation developments; weather; vehicle production and the other risk factors described in the Company’s Annual Report on Form 10-K, and other risks

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described from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these risk factors are outside of the Company’s control, and as such, they involve risks that are not currently known to the Company that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements in this document are made as of the date hereof and the Company does not undertake to update its forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 12, 2006

* * * * * *

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 12, 2006	ADESA, INC.

/s/ George J. Lawrence
George J. Lawrence
Executive Vice President, General Counsel
and Secretary

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